Accrued Expenses and Other Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Accrued Liabilities and Other Liabilities [Abstract]
Income taxes payable	$ 5,464	$ 17,388
Accrued products and licenses costs	54,364	44,417
Marketing expenses payable	20,771	19,208
Legal accrual	55,530	57,970
Other accrued expenses	39,446	48,004
Accrued expenses and other liabilities total	$ 175,575	$ 186,987